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                                                                    EXHIBIT 12.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                                  AS ENACTED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of Companhia Energetica de Minas Gerais--CEMIG (the "Company") for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Flavio Decat de Moura, Chief Financial and Investor Relations Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                          /s/ Flavio Decat de Moura
                                         ---------------------------------------
                                          Name:   Flavio Decat de Moura
                                          Title:  Chief Financial and Investor
                                                  Relations Officer


Date: June 30, 2003


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.